                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 15, 2002.
                                                          -------------

          Senior Subordinated Pass Through Certificates Series 2002-B
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

    North Carolina                000-31248                      applied for
    ------------------------------------------------------------------------

     (State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)            File Number)         Identification No.)

         c/o JPMorgan Chase
         Attention:  Craig Kantor
         450 West 33/rd/ Street 14/th/ floor
         New York, NY                                                     10001
         -----------------------------------------------------------------------
        (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (212) 946-3651
                                                           ----------------

================================================================================
         (Former name or former address, if changed since last report.)

           Senior Subordinated Pass Through Certificates Series 2002-B

                                    Form 8-K

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

      Senior Subordinated Pass Through Certificates Series 2002-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2002-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on July 15, 2002. Oakwood Acceptance Corporation, LLC, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report...............Exhibit 20.1

Item 6.         Resignations of Registrant's Directors.

                Not Applicable.

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

                Exhibits

                20.1 Monthly Remittance Report relating to the Distribution Date occurring on July 15, 2002.

Item 8.         Change in Fiscal Year.

                Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SENIOR SUBORDINATED PASS
                                                THROUGH CERTIFICATES SERIES
                                                2002-B, Registrant


                                By: Oakwood Acceptance Corporation, LLC,
                                as servicer
July 23, 2002
                                        Douglas R. Muir
                                        Vice President

                                INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                                Numbered Pages
                                                                --------------

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on July 15, 2002.......................................